UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

Westmoreland Coal Company

(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9540 South Maroon Circle, Suite 200

Englewood, Colorado 80112

(Address of principal executive office) (Zip Code)

(855) 922-6463

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2015, Westmoreland Coal Company, a Delaware corporation (“WCC”), and BHP Billiton New Mexico Coal, Inc., a Delaware corporation (“BHP”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) pursuant to which, upon satisfaction or waiver of the conditions set forth in the Purchase Agreement, WCC will purchase from BHP all of the issued and outstanding capital stock of San Juan Coal Company (“SJCC”) and San Juan Transportation Company (the “Acquisition”).

The Purchase Agreement contains customary representations and warranties by each of the parties, and each party has agreed to customary covenants.

While each party’s obligation to complete the Acquisition is conditioned upon a number of conditions set forth in the Purchase Agreement, including receipt of all required regulatory approvals, WCC expects to close the Acquisition on December 31, 2015. There can be no assurance that the Acquisition will be completed on the anticipated timeframe, or at all, or that any anticipated benefits of the Acquisition will be realized.

The above description of the Purchase Agreement is not complete and is qualified in its entirety by the Purchase Agreement. WCC intends file the Purchase Agreement as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2015 (the “Form 10-Q”). The Company intends to seek confidential treatment for certain provisions of the Purchase Agreement at the time the Form 10-Q is filed with the Securities and Exchange Commission.

Item 8.01. Other Events.

In connection with the Purchase Agreement and as a condition to closing the Acquisition thereunder, WCC entered into a Coal Supply Agreement dated July 1, 2015 (the “Coal Supply Agreement”), with Public Service Company of New Mexico, a New Mexico corporation (“PNM”), pursuant to which WCC would supply coal from the San Juan Mine owned by SJCC to PNM. The Coal Supply Agreement will become effective upon closing the Acquisition and would have an initial term through June 30, 2022.

Cautionary Note Regarding Forward-Looking Statements.

Forward-looking statements are based on WCC’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. WCC’s actual results may differ materially from those contemplated by the forward-looking statements. WCC cautions you against relying on any of these forward-looking statements. They are statements neither of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include political, economic, business, competitive, market, weather and regulatory conditions.

Any forward-looking statements made by WCC in this Form 8-K speak only as of this Form 8-K. WCC undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westmoreland Coal Company

Dated: July 7, 2015	By:	/s/ Kevin A. Paprzycki
		Name:	Kevin A. Paprzycki
		Title:	Chief Financial Officer